Exhibit 24

                          POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of SEARS, ROEBUCK AND CO., a New York corporation (the "Corporation"), does hereby constitute and appoint ARTHUR C. MARTINEZ, ALAN J. LACY, MICHAEL D. LEVIN and JAMES A. BLANDA, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file and deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereto, relating to annual reports on Form 10-K, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his or her name in the name and on behalf of the Corporation or as a director or officer, or both, of the Corporation, as indicated below opposite his or her signature, to annual reports on Form 10-K or any amendment or papers supplemental thereto; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, each of the undersigned has subscribed these presents, as of this 13th day of March, 1996.

NAME                                       TITLE





/S/Arthur C. Martinez                      Director, Chairman of the
Arthur C. Martinez                           Board of Directors, President
                                             and Chief Executive Officer
                                             (Principal Executive Officer)


/S/Alan J. Lacy                            Executive Vice President and
Alan J. Lacy                                 Chief Financial Officer
                                             (Principal Financial Officer)



/S/James A. Blanda                         Vice President and Controller
James A. Blanda                              (Principal Accounting Officer)



/S/Hall Adams, Jr.                         Director
Hall Adams, Jr.



/S/Warren L. Batts                         Director
Warren L. Batts



/S/James W. Cozad                          Director
James W. Cozad



/S/William E. LaMothe                      Director
William E. LaMothe



/S/Michael A. Miles                        Director
Michael A. Miles



/S/Nancy C. Reynolds                       Director
Nancy C. Reynolds



/S/Clarence B. Rogers, Jr.                 Director
Clarence B. Rogers, Jr.



/S/Donald H. Rumsfeld                      Director
Donald H. Rumsfeld



/S/Dorothy A. Terrell                      Director
Dorothy A. Terrell